UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2021

STORE Capital Corporation

(Exact name of registrant as specified in its charter)

Maryland	001-36739	45-2280254
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8377 East Hartford Drive, Suite 100

Scottsdale, AZ 85255

(Address of Principal Executive Offices, Including Zip Code)

(480) 256-1100

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	STOR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 29, 2021, STORE Capital Corporation, a Maryland corporation (the “Company”), completed the issuance of $550,000,000 aggregate principal amount of STORE Master Funding Net-Lease Mortgage Notes, Series 2021-1 (the “Notes”) by STORE Master Funding I, LLC, STORE Master Funding II, LLC, STORE Master Funding III, LLC, STORE Master Funding IV, LLC, STORE Master Funding V, LLC, STORE Master Funding VI, LLC, STORE Master Funding VII, LLC, STORE Master Funding XIV, LLC, STORE Master Funding XIX, LLC and STORE Master Funding XX, LLC (together, the “Issuers”). Each of the Issuers is a Delaware limited liability company and a wholly owned, special purpose, bankruptcy-remote, indirect subsidiary of the Company. Notes in the aggregate principal amount of $515,000,000 were issued to qualified institutional investors (the “Class A Notes”). The remaining Notes, in the aggregate principal amount of $35,000,000, were issued to an affiliate of the Company (the “Class B Notes”).

As previously disclosed, on May 19, 2021, the Company and the Issuers entered into a Note Purchase Agreement (the “Note Purchase Agreement”) with Credit Suisse Securities (USA) LLC and Morgan Stanley & Co. LLC (together, the “Initial Purchasers”). Pursuant to the Note Purchase Agreement, the Issuers sold the Class A Notes to the Initial Purchasers in reliance on certain exemptions from registration under the Securities Act of 1933, as amended, and upon certain representations and warranties made by the Initial Purchasers in the Note Purchase Agreement. The Note Purchase Agreement also contained customary representations, warranties and agreements by the Company and the Issuers.

The Notes

The Notes were issued in five classes: (i) Class A-1 (AAA), (ii) Class A-2 (AAA), (iii) Class A-3 (A+), (iv) Class A-4 (A+) and (v) Class B (BBB), with such classes bearing the following initial principal balances, annual interest rates, anticipated repayment dates and Standard & Poor’s ratings, respectively:

Class	Initial Principal Balance	Note Rate	Anticipated Repayment Date	Rating (S&P)
A-1 (AAA)	$168,500,000	2.12%	June 2028	AAA(sf)
A-2 (AAA)	$168,500,000	2.96%	June 2033	AAA(sf)
A-3 (A+)	$89,000,000	2.86%	June 2028	A+(sf)
A-4 (A+)	$89,000,000	3.70%	June 2033	A+(sf)
B(BBB)	$35,000,000	4.70%	June 2033	BBB(sf)

The Company and the Issuers intend to use the net proceeds from the sale of the Class A Notes to refinance or repay certain indebtedness, fund certain reserves, pay fees and expenses related to the issuance and fund other general corporate purposes. The Class B Notes are being retained by an affiliate of the Company and some or all of them may be sold in the future.

Indenture and Indenture Supplement

The Notes were issued pursuant to the Eighth Amended and Restated Master Indenture, dated as of June 29, 2021 (the “Indenture”), among the Issuers and Citibank, N.A. (the “Indenture Trustee”) and are governed by the Series 2021-1 Supplement to the Indenture entered into by the Issuers and the Indenture Trustee on June 29, 2021 (the “Indenture Supplement”). From time to time and subject to certain conditions, the Issuers and/or any special purpose, bankruptcy-remote affiliate of the Issuers (each, a “Co-Issuer”) may issue additional series of notes pursuant to the Indenture and any applicable series supplement thereto. The Notes and any additional series of notes will be payable solely from and secured by a security interest in the assets of the Issuers and any Co-Issuer.

Under the Indenture, the Notes are subject to events of default that generally are customary in nature for rated net-lease mortgage securitizations of this type, including (a) the non-payment of interest or principal, (b) material violations of covenants, (c) material breaches of representations and warranties and (d) certain bankruptcy events. The Notes are subject to early amortization events that generally are customary in nature for rated net-lease mortgage securitizations of this type, including (i) the average cash flow coverage ratio falling below certain levels, (ii) the occurrence of an event of default and (iii) the failure by the Issuers to repay any class of notes in full prior to the anticipated repayment date for such class of notes. The occurrence of an early amortization event or an event of default could result in the early amortization of the Notes and the occurrence of an event of default could, in certain instances, result in the liquidation of the collateral securing the Notes.

Property Management and Servicing Agreement

In connection with the issuance of the Notes, the Company also has entered into the Seventh Amended and Restated Property Management and Servicing Agreement, dated as of June 29, 2021 (the “Property Management Agreement”), among the Issuers, the

Company, KeyBank National Association (“KeyBank”) and the Indenture Trustee. Under the Property Management Agreement, the Company serves as the property manager and special servicer and is responsible for servicing and administering the assets securing the Notes. KeyBank acts as the back-up manager and sub-manager and, among other things, is responsible for collecting and remitting monthly lease payments and other amounts to the Indenture Trustee on behalf of the Company.

The Issuers are subject to certain restrictive covenants under the Property Management Agreement and the Indenture including with respect to the types of business they may conduct and other customary covenants for a bankruptcy-remote special purpose entity. The Property Management Agreement and the Indenture permit the Issuers to substitute real estate collateral from time to time for assets securing the Notes subject to certain conditions and limitations. The Property Management Agreement requires the Company to make reimbursable advances of principal and interest in respect of the Notes and reimbursable servicing advances in respect of the collateral under certain circumstances.

The foregoing description in this Item 1.01 is only a summary of certain provisions of the transaction described above and is qualified in its entirety by the terms of the Indenture, the Indenture Supplement and the Property Management Agreement, which are attached to this Report as Exhibits 4.1, 4.2 and 10.1, respectively, and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth in Item 1.01 above is hereby incorporated by reference into this Item 2.03 as if fully set forth herein.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit	Description

4.1	Eighth Amended and Restated Master Indenture, dated as of June 29, 2021, by and among STORE Master Funding I, LLC, STORE Master Funding II, LLC, STORE Master Funding III, LLC, STORE Master Funding IV, LLC, STORE Master Funding V, LLC, STORE Master Funding VI, LLC, STORE Master Funding VII, LLC, STORE Master Funding XIV, LLC, STORE Master Funding XIX, LLC and STORE Master Funding XX, LLC, each a Delaware limited liability company, collectively as issuers, and Citibank, N.A., as indenture trustee, relating to the Net-Lease Mortgage Notes

4.2	Series 2021-1 Indenture Supplement, dated as of June 29, 2021, among STORE Master Funding I, LLC, STORE Master Funding II, LLC, STORE Master Funding III, LLC, STORE Master Funding IV, LLC, STORE Master Funding V, LLC, STORE Master Funding VI, LLC, STORE Master Funding VII, LLC, STORE Master Funding XIV, LLC, STORE Master Funding XIX, LLC and STORE Master Funding XX, LLC, each a Delaware limited liability company, collectively as issuers, and Citibank, N.A., as indenture trustee, relating to the Net-Lease Mortgage Notes, Series 2021-1

10.1	Seventh Amended and Restated Property Management and Servicing Agreement, dated as of June 29, 2021, among STORE Master Funding I, LLC, STORE Master Funding II, LLC, STORE Master Funding III, LLC, STORE Master Funding IV, LLC, STORE Master Funding V, LLC, STORE Master Funding VI, LLC, STORE Master Funding VII, LLC, STORE Master Funding XIV, LLC, STORE Master Funding XIX, LLC and STORE Master Funding XX, LLC, each a Delaware limited liability company, collectively as issuers, STORE Capital Corporation, a Maryland corporation, as property manager and special servicer, KeyBank National Association, as back-up manager, and Citibank, N.A., as indenture trustee

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STORE Capital Corporation

Dated: June 30, 2021

	By:	/s/ Chad A. Freed
Chad A. Freed
Executive Vice President – General Counsel